UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 28, 2015, Tornier N.V. (“Tornier”), filed a preliminary proxy statement in connection with Tornier’s 2015 annual general meeting of shareholders, anticipated to be held on June 18, 2015 (the “Annual General Meeting”). Included on the agenda are two alternative proposals to ratify the appointment of Tornier’s independent registered accounting firm for the fiscal year ending December 27, 2015 and two alternative proposals to appoint Tornier’s auditor for its Dutch statutory annual accounts for the fiscal year ending December 27, 2015.

The proposed merger between Tornier and Wright Medical Group, Inc. (“Wright”) will be accounted for as a “reverse acquisition” pursuant to which Wright will be considered the acquiring entity for accounting purposes in accordance with U.S. generally accepted accounting principles. As such, in connection with the merger, Wright will allocate the total purchase consideration to Tornier’s tangible and identifiable intangible assets and liabilities based on their relative fair values at the date of completion of the merger. Wright’s historical results of operations will replace Tornier’s historical results of operations for all periods prior to the merger. After completion of the merger, the results of operations of both companies will be included in the combined company’s financial statements.

KPMG LLP is Wright’s independent registered public accounting firm and has served as Wright’s independent registered public accounting firm since 2002. Assuming the proposed merger with Wright is completed, it is anticipated that the audit committee of the combined company will engage KPMG LLP as its new independent registered public accounting firm, after dismissing Ernst & Young LLP, Tornier’s current independent registered public accounting firm. If the merger is completed during the fiscal year 2015, then it is anticipated that the audit committee of the combined company will engage KPMG LLP as its new independent registered public accounting firm for fiscal 2015. If the merger is not completed during the fiscal year 2015, then it is anticipated that the audit committee of Tornier or the combined company will engage Ernst & Young LLP as its independent registered public accounting firm for fiscal 2015, but the audit committee of the combined company will switch to KPMG LLP as its new independent registered public accounting firm for fiscal 2016.

Accordingly, at the Annual General Meeting, Tornier will be asking its shareholders to ratify the appointment of Ernst & Young LLP as Tornier’s independent registered public accounting firm for the fiscal year ending December 27, 2015, assuming the proposed merger with Wright is not completed during the fiscal year 2015, and therefore, subject to a condition subsequent if the proposed merger with Wright is completed during the fiscal year 2015. Similarly, at the Annual General Meeting, Tornier will be asking its shareholders to ratify the appointment of KPMG LLP as the combined company’s independent registered public accounting firm for the fiscal year ending December 27, 2015, assuming the proposed merger with Wright is completed during the fiscal year 2015, and therefore, subject to a condition precedent that the proposed merger with Wright is completed during the fiscal year 2015.

In addition, at the Annual General Meeting, Tornier will be asking its shareholders to appoint E&Y Accountants LLP to serve as Tornier’s auditor who will audit Tornier’s Dutch statutory annual accounts to be prepared in accordance with Dutch law for the year ending December 27, 2015, assuming the proposed merger with Wright is not completed during the fiscal year 2015, and therefore, subject to a condition subsequent if the proposed merger with Wright is completed during the fiscal year 2015. Similarly, at the Annual General Meeting, Tornier will be asking its shareholders to appoint KPMG N.V. to serve as the combined company’s auditor who will audit the combined company’s Dutch statutory annual accounts to be prepared in accordance with Dutch law for the year ending December 27, 2015, assuming the proposed merger with Wright is completed during the fiscal year 2015, and therefore, subject to a condition precedent that the proposed merger with Wright is completed during the fiscal year 2015.

Notwithstanding any of the foregoing, as of the date of this report, Tornier has not dismissed Ernst & Young LLP as its independent registered public accounting firm or principal accountant or E&Y Accountants LLP as its Dutch auditor and Tornier has not engaged KPMG LLP as its independent registered public accounting firm or principal accountant or KPMG N.V. as its Dutch auditor. However, in light of the anticipated switch in auditors in the event the merger with Wright is completed, Tornier is providing the information in this report. In the event Tornier dismisses Ernst & Young LLP as its independent registered public accounting firm or principal accountant or E&Y Accountants LLP as its Dutch auditor or Tornier engages KPMG LLP as its independent registered public accounting firm or principal accountant or KPMG N.V. as its Dutch auditor, Tornier intends to file a current report on Form 8-K under Item 4.01. Changes in Registrant’s Certifying Accountant.

The reports of Ernst & Young LLP on Tornier’s financial statements for the fiscal years ended December 28, 2014 and December 29, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 28, 2014 and December 29, 2013, and during the subsequent interim periods through the date of this report, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) between Tornier and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, during the fiscal years ended December 28, 2014 and December 29, 2013, and during the subsequent interim period through the date of this report, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 28, 2014 and December 29, 2013 and during the subsequent interim periods through the date of this report, neither Tornier nor anyone on its behalf consulted with KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Tornier’s consolidated financial statements, and neither a written report was provided to Tornier nor oral advice was provided that KPMG LLP concluded was an important factor considered by Tornier in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2015	TORNIER N.V.

	By:	/s/ Shawn T McCormick
	Name:	Shawn T McCormick
	Title:	Chief Financial Officer